Financial Liabilities Arising from Unvested Restricted Shares	6 Months Ended
Jun. 30, 2023
Disclosure of financial liabilities [abstract]
Financial Liabilities Arising from Unvested Restricted Shares
20.
FINANCIAL LIABILITIES arising from unvested restricted shares

	As of June 30, 2023	As of December 31, 2022
(In thousands of US$)	US$	US$
Payables in respect of unvested restricted shares attributable to:
Dr. Yu (the chief executive of the Company)	—	68

As of December 31, 2022, the liability represented the repurchase option held by the Company in relation to (i) the unvested restricted shares granted to a director of the Company; and (ii) the unvested restricted shares issued to a director of the Company who as the share option holder had elected to early exercise the share options during the vesting period. The liability does not exist as of June 30, 2023 as the restricted shares, held by the director of the Company, became fully vested upon the closing of the Business Combination on March 29, 2023.